                                                                EXHIBIT 10.10



                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 24, 1996, by and between QUIETPOWER SYSTEMS, INC., a Delaware corporation (the "Company"), DAYSTAR PARTNERS, L.P., a California limited partnership ("DayStar"), and the other parties listed on Schedule 1 attached hereto (the "Other Lenders"), each of whom is purchasing a Bridge Loan Note from the Company under a Note Purchase Agreement (the "Purchase Agreement"). DayStar and the Other Lenders are collectively referred to herein as the "Purchasers."

                               FACTUAL BACKGROUND

      A. The Company and the Purchasers have entered into Purchase Agreements pursuant to which the Purchasers will receive warrants to acquire common stock of the Company (the "Warrant Shares"); and

      B. The Company and the Purchasers desire to provide for certain arrangements with respect to the registration of the Warrant Shares under the Securities Act of 1933, as amended.

      In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

      1.1 Act: The Securities Act of 1933, as amended, or any other statute in effect from time to time corresponding to such act.

      1.2 Holder: Any Purchaser who holds Registrable Securities or any holder of Registrable Securities to whom registration rights have been transferred in compliance with paragraph 9.2 hereof.

      1.3 Initiating Holders: A Holder or Holders who in the aggregate holds not less than 30% of the outstanding Registrable Securities.

      1.4 Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.


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                                                   REGISTRATION RIGHTS AGREEMENT
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      1.5 Participating Holders: Those Holders participating in any registration pursuant to Article II or Article III hereof.

      1.6 Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

      1.7 Register, registered, and registration: A registration effected by preparing and filing a Registration Statement in compliance with the Act and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

      1.8 Registrable Securities: All Warrant Shares owned by the Purchasers (and their permitted transferees) or issuable to the Purchasers (or to their permitted transferees) upon exercise of warrants or options or conversion of other securities of the Company; provided that a security ceases to be a Registrable Security when it is transferred other than pursuant hereto or if it is no longer a Restricted Security. A security is a Restricted Security unless and until:

            1.8.1 it has been effectively registered under the Act and may be disposed of in accordance with the Registration Statement covering it, except for such registrations withdrawn pursuant hereto; or

            1.8.2 as to any Holder, when all of the Common Stock owned by such Holder may be distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Act within the succeeding six
      (6) months without regard to the volume of trading in the Company's securities.

      1.9 Registration Statement: Any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

      1.10 SEC: The Securities and Exchange Commission or any other agency assuming or succeeding to the responsibilities thereof in connection with the registration of securities.

      Capitalized terms not herein defined have the meanings given them in the Purchase Agreement or the Bridge Loan Notes.

                                   ARTICLE II

                              COMPANY REGISTRATION

      2. Company Registration. Subject to Article V hereof, if at any time after the date of this Agreement the Company determines to register, either for its own account or the account


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                                                   REGISTRATION RIGHTS AGREEMENT
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of any security holder or holders, any of its common stock on a form that would also permit the registration of Registrable Securities (expressly excluding any public offering relating solely to Form S-8 for employee benefit plans or Form S-4 for certain business combinations, or their successor forms, or any form that does not permit secondary offerings), the Company shall, each such time, promptly give each Holder written notice of such determination which notice shall list those jurisdictions in which the Company intends to attempt to qualify such securities under applicable blue sky laws. Upon the written request of every Holder electing to participate, with each such request given within twenty (20) days after mailing of any such notice by the Company, the Company shall use its best efforts to include in such registration (and any related qualification under blue sky laws, and in any underwriting) all of the Registrable Securities that the Participating Holders have requested be registered. The Company may withdraw any registration pursuant to this Article
II at any time prior to the effectiveness of the Registration Statement whether or not any Holder has elected to participate. Subject to the provisions of
Article VIII hereof, each Holder may participate in an unlimited number of registrations pursuant to this Article II.

                                   ARTICLE III

                               DEMAND REGISTRATION

      3.1 Demand Registration. Subject to the provisions of Article V hereof, if at any time or from time to time after the IPO of the Company and after six (6) months following the date hereof an Initiating Holder provides the Company with a written demand (the "Demand") that the Company effect a registration under the Act of all or any part of Registrable Securities having an aggregate offering price in excess of $500,000, then the Company shall (i) give written notice of the Demand to all other Holders within 10 days following its receipt of the Demand; and (ii) use its best efforts to effect such registration (a "Demand Registration") as to all Registrable Securities included in the Demand together with all or such portion of the Registrable Securities of any other Holder joining in such Demand as specified in a written notice received by the Company within 20 days following such other Holder's receipt of the Demand from the Company. Subject to (i) the provisions of Article V hereof and (ii) the absolute priority of the Holders, the Company may include in any Demand Registration, other securities of the Company whether being sold for the accounts of others or for the account of the Company.

      3.2 Limitations on Demand Registrations. The rights of the Holders to effect a Demand Registration shall be limited as follows:

            3.2.1 Except as set forth in subparagraph 3.2.2, the Company shall not be required to effect more than two Demand Registrations.

            3.2.2 Notwithstanding subparagraph 3.2.1 and subject to the provisions of paragraph 3.3 hereof, the Holders shall be entitled to three
      (3) Demand Registrations at the Company's expense on Form S-3 or any similar short-form registration, provided that the Company qualifies for such short-form registration, and provided further that any


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                                                   REGISTRATION RIGHTS AGREEMENT
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      Demand Registration pursuant to this subparagraph 3.2.2 shall not be counted as one of the Demand Registrations allowed under subparagraph
      3.2.1 above.

            3.2.3 Notwithstanding subparagraph 3.2.2, the Holders shall be entitled to an unlimited number of Demand Registrations at their own expense on any applicable form of registration.

            3.2.4 The Company shall not be obligated to effect a registration, qualification, or compliance under this Article III during the period starting sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated registration (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively and in good faith employing all reasonable efforts to cause such registration to become effective.

            3.2.5 The Company will not be deemed to have provided a Demand Registration hereunder unless, in addition to the satisfaction of any other conditions required by this Agreement, such registration has become effective.

            3.2.6 Any Demand Registration must be firmly underwritten by underwriters selected by the Initiating Holders, subject to the approval of the Company, which approval shall not be unreasonably withheld, and the Company and the Initiating Holders shall obtain the commitment of such underwriter to firmly underwrite the offering.

            3.2.7 If the Company shall furnish to the Holders making such Demand a certificate signed by the President of the Company stating that, in the unanimous good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Registration Statement to be filed at the date filing would be required hereunder, then the Company shall have an additional period of not more than ninety (90) days within which to file such Registration Statement.

      3.3 Registration on Form S-3. If any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form) for a public offering of Registrable Securities the reasonably anticipated aggregate offering proceeds of which would exceed $500,000 and the Company is entitled to use Form S-3 for such offering, then the Company shall use its best efforts to cause such Registrable Securities to be registered on such form and to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one (1) registration pursuant to this paragraph in any nine (9) month period or more than three (3) registrations in total pursuant to this paragraph. The obligations of this paragraph shall be subject to the limitations set forth in subparagraphs 3.2.6 and 3.2.7 above.


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                                                   REGISTRATION RIGHTS AGREEMENT
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                                   ARTICLE IV

                           OBLIGATIONS OF THE COMPANY

      4.1 Obligations of the Company. Whenever required under Article II or
Article III to use its best effort to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            4.1.1 Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities as promptly as possible (but in no event, in the case of a Demand Registration, if audited financial statements for the immediately preceding year are available, later than seventy-five (75) days following the Company's receipt of the Demand) and use its best efforts to cause such Registration Statement to become and remain effective for a period of not less than one hundred and twenty
      (120) days or until the Participating Holders have completed the distribution described in the Registration Statement, whichever first occurs; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than one hundred eighty (180) days;

            4.1.2 Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement;

            4.1.3 Keep the Participating Holders advised as to the progress of the registration and offering, and furnish to the Holders, at any time and from time to time, such numbers of copies of a Prospectus, including a preliminary prospectus, amendments or supplements, in conformity with the requirements of the Act, and such other documents as any of them from time to time may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Participating Holders;

            4.1.4 Notify each Participating Holder of the happening of any event which might cause the Prospectus included in such Registration Statement, as then in effect, to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any Holder, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances than existing.


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            4.1.5 Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

            4.1.6 Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number of all such Registrable Securities, in each case not later than the effective date of such registration.

            4.1.7 Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the Registration Statement, provided that the Company shall not be required to register or qualify the securities in any jurisdiction where the Company, in connection with such registration or qualification or as a condition thereto, is required to qualify to do business or to file a general consent to service of process (unless the Company is already subject to service in such jurisdiction and except as required by the Act), and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Participating Holders, pro rata, to the extent required by such jurisdiction.

      4.2 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to any Participating Holder that such person furnish to the Company such information regarding such person, the Registrable Securities held by such person, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

      4.3 Expenses of Registration. Except as set forth in subparagraph 3.2.3 hereof, all expenses incurred in connection with any registration effected hereunder (excluding underwriters' discounts and commissions and stock transfer taxes), including without limitation all registration and qualification fees and printing, legal and accounting fees and costs, shall be borne by the Company. In addition, the Company shall bear the reasonable attorneys' fees and costs incurred by the Participating Holders up to an aggregate amount of $10,000. Further, the Company shall not be required to pay for any expenses of any registration commenced pursuant to Article III hereof and subsequently withdrawn at the request of the Participating Holders unless such withdrawal is based upon either (i) adverse market conditions or (ii) material adverse information relating to the Company that was unknown or unavailable to the Initiating Holders at the time of making the Demand. If such withdrawn registration was a Demand Registration as provided in Section 3.1 hereof, then the Company may count such withdrawn registration as a Demand Registration, notwithstanding the provisions of Subsection 3.2.6 hereof, unless such withdrawal is based upon either (i) adverse market conditions or (ii) material adverse information relating to the Company that was unknown or unavailable to the Initiating Holders at the time of making the Demand.


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                                                   REGISTRATION RIGHTS AGREEMENT
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      4.4 Certain Limitations in Connection With Future Grants of Registration
Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting of registration rights to such holder unless (i) such agreement includes provisions substantially equivalent to paragraph 9.1 hereof and (ii) such agreement requires that, in the case of any public offering involving an underwritten registered offering under Article II or Article III hereof, the Holders have priority as to registration over any subsequent purchaser of the Company's Common Stock.

                                    ARTICLE V

                            UNDERWRITING REQUIREMENTS

      5.1 Underwriting. If any registration hereunder shall involve an underwriting, then the Company and all Holders shall be so advised in writing. In such event, the right of any Holder to participate in any registration hereunder shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. The Company, together with all Holders proposing to distribute their Registrable Securities through such underwriting, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company, or in the case of a Demand Registration pursuant to Article III hereof, selected pursuant to the terms hereof. Notwithstanding any other provisions of this Agreement, if the underwriter or underwriters determine that marketing factors require a limitation on the number of shares of Common Stock to be underwritten, then the Company shall so advise all Participating Holders and the securities to be included in such registration shall be allocated as follows:

            5.1.1 In the event of a registration pursuant to Article II hereof, the Company shall be entitled to include all securities it proposed to register for its own account in its notice to Holders, and the number of shares of Registrable Securities which may thereafter be included in the registration and underwriting shall be allocated first, as nearly as practical, among the Participating Holders in proportion to the number of Registrable Securities held by each such person at the time of the initial filing of the Registration Statement, and then to other participants, as may be agreed by such other participants.

            5.1.2 In the event of a Demand Registration effected pursuant to paragraph 3.1 hereof, the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated, as nearly as practical, to the Participating Holders pro rata in proportion to the number of shares of Registrable Securities held by each such person at the time of the initial filing of the Registration Statement, and then to the other participants, including the Company, as may be agreed by such participants.

            5.1.3 No Registrable Securities excluded from the underwriting by reason of this Article V shall be included in such registration. If any person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the


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                                                   REGISTRATION RIGHTS AGREEMENT
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      Company and the underwriter or underwriters. All Registrable Securities so withdrawn shall also be withdrawn from the registration and shall not be transferred in a public distribution prior to one hundred and twenty (120) days after the effective date of the Registration Statement relating thereto or such other shorter period of time as the underwriter or underwriters may require.

                                   ARTICLE VI

                                 INDEMNIFICATION

      6.1 Indemnification by Company. To the extent permitted by law, the Company will indemnify and hold harmless each of the Holders, each of the Holder's respective partners, officers, directors, employees, heirs, successors, assigns and agents, and each Person, if any, who controls any Holder within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each such person being sometimes hereinafter referred to as an "Indemnified Holder"), from and against any and all losses, claims, damages, liabilities and expenses (or actions, proceedings or settlements with respect thereto) including reasonable costs of investigation and legal fees and expenses, (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or in any amendment or supplement thereto or in any preliminary prospectus) or any document relating thereto, or (ii) arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) arising out of or based upon any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and the relating action or inaction required of the Company in connection therewith, and the Company will reimburse each Holder, each of its partners, officers, directors, employees, heirs, successors, assigns and agents, and each person controlling such Holder, for any and all legal and other expenses reasonably incurred in connection with investigating, defending or settling such loss, claim, damage or liability. Notwithstanding the above, this indemnity and duty to defend shall not apply to any Holder to the extent that such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus, or given supplementally to the SEC, the National Association of Securities Dealers, any exchange or state securities regulators. Further, the Company shall not be liable nor have any duty to defend in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if
(i) such Indemnified Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities, and (ii) the Prospectus would have completely corrected such untrue statement or omission. Further, the Company shall not be liable nor have any duty to defend in any case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement


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to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Indemnified Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such Indemnified Holder. This indemnity will be in addition to any liability which the Company may otherwise have. This indemnity shall not apply to any amount paid or incurred in settlement without the express written consent of the Company, which consent shall not be unreasonably withheld.

      Each Indemnified Holder shall give prompt notice to the Company after it has actual knowledge of any claim in respect of which indemnity may be sought from the Company hereunder. In such notice, an Indemnified Holder may in its discretion demand indemnification, in which case the Company shall assume the defense thereof at the Company's expense, provided that counsel for the Company shall be satisfactory to such Indemnified Holder (whose approval shall not be unreasonably withheld). The failure of any Indemnified Holder to give notice as provided herein shall not relieve the Company of any of its obligations hereunder to the extent such failure is not prejudicial. If the Company assumes the defense in such action, such Indemnified Holder shall retain the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Holder unless (i) the Company has expressly agreed in writing to pay such fees and expenses, or (ii) the Company shall have a duty to assume the defense of such action or proceeding and has failed to do so and failed to employ counsel satisfactory to such Indemnified Holder in any such action or proceeding as required hereunder, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Holder and the Company, and such Indemnified Holder shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Holder which are different from or additional to those available to the Company and which conflict with those of the Company. In all circumstances, if the Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the obligation to assume the defense of such action or proceeding on behalf of such Indemnified Holder; it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder, which firm shall be designated in writing by such Indemnified Holder and shall be subject to the approval of the Company, which approval shall not be unreasonably withheld. The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holder from and against any loss or liability by reason of such settlement or judgment.

      6.2 Indemnification by Holders. To the extent permitted by law, each of the Holders agrees to indemnify and hold harmless the Company, its directors, employees, officers and agents, and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, and each other Holder, and each other Holder's part-


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ners, officers, directors, employees, heirs, successors, assigns and agents and each person controlling such Holder, to the same extent as the foregoing indemnity from the Company to the Indemnified Holders, but only with respect to information relating to each Holder furnished in writing by such Holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus, or given supplementally to the SEC, the National Association of Securities Dealers, any exchange or state securities regulators. In case any action or proceeding shall be brought in respect of which indemnity may be sought against any Holder hereunder, (a) such Holder shall have the rights and duties given the Company, and (b) the Company and its directors, officers, employees or agents and controlling persons shall have the rights and duties given to each Indemnified Holder by paragraph 6.1. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

      6.3 Contribution. If the indemnification provided for in this Article VI is unavailable to an indemnified party under paragraphs 6.1 or 6.2 hereof (other than by reason of exceptions provided in those paragraphs) in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Indemnified Holder or Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Holder or Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder or Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph 6.1, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The Company, and the Holders agree that it would not be just and equitable if contribution pursuant to this paragraph 6.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. Notwithstanding the provisions of this paragraph 6.3, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Holder and distributed to the public were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      6.4 Survival. All provisions of this Article VI shall survive the expiration or termination of this Agreement for any reason.


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                                   ARTICLE VII

                              TERM AND TERMINATION

      7.1 Termination of the Company's Obligations. The Company's obligations pursuant to Articles II and III shall expire December 31, 2004.

                                  ARTICLE VIII

                               RULE 144 REPORTING

      8.1 Reports Under Exchange Act. With a view to making available to Holders the benefits of Rule 144 promulgated under the Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

            8.1.1 make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering a public offering of the Company's securities filed with the SEC by the Company;

            8.1.2 file with the SEC, in a timely manner, all reports and other documents required of the Company under the Act and the Exchange Act; and

            8.1.3 so long as such person owns any Registrable Securities, furnish to the Holders forthwith upon request, a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Company), and of the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed by the Company as may be reasonably requested in availing the Holders of any rule or regulation of the SEC permitting the selling of any such securities without registration.

                                   ARTICLE IX

                           OBLIGATIONS OF THE HOLDERS

      9.1 Lockup Agreement. In consideration for the Company agreeing to its obligations hereunder, if each of the Company's officers and directors and each person with registration rights with respect to the Company's Common Stock has previously agreed thereto on the same terms, each of the Holders agrees in connection with the initial registration of the Company's Common Stock for sale to the general public and, upon the request of the Company or the


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                                                   REGISTRATION RIGHTS AGREEMENT
underwriters managing any underwritten offering of the Company's securities, not to sell, make short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed the lesser of thirteen (13) months or the shortest period agreed by any officer, employee or shareholder of the Company to be bound in such registration) from the effective date of such registration as the Company or the underwriters may specify. If the Holder is to be so obligated, each Holder agrees to execute and deliver such documentation as may be reasonably required by the underwriters in connection with this Article IX. This restriction shall not apply to a registration relating solely to employee benefit plans on Form S-1 or similar successor forms, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar or successor forms. If the Company is otherwise inclined to seek the underwriters' consent to any waiver of the lock up for any other shareholder, the Company shall first offer the Holders the opportunity to participate in such waiver on a pro rata basis. In any registered offering after the initial offering, the Holders shall agree to a similar "lockup" of their shares (other than those included in the registration) provided the lockup period does not exceed 180 days.

      9.2 Notice of Proposed Transfers. The rights to cause the Company to register securities under Articles I and II hereunder shall be transferrable or assignable only to a transferee or assignee of Registrable Securities (as presently constituted and subject to adjustments for stock splits, stock dividends, and the like) equal to not less than 0.5% of the Company's outstanding common stock. Prior to any proposed sale, assignment, transfer or pledge of any Registrable Securities (other than a transfer not involving a change in beneficial ownership) unless there is in effect a registration statement under the Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer, sale, assignment or pledge in sufficient detail, and, if requested by the Company, such notice shall be accompanied, at such Holder's expense, by either (i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Registrable Securities may be effected without registration under the Act, or (ii) a "no action" letter from the SEC to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto, whereupon the Holder of such Registrable Securities shall be entitled to transfer such Registrable Securities in accordance with the terms of the notice delivered by the Holder to the Company. It is agreed that the Company will not request an opinion of counsel for the Holder for transactions made in reliance on Rule 144 under the Act, as to which no notice shall be necessary. Each certificate evidencing the Registrable Securities transferred as above provided shall bear the appropriate restrictive legend except that such certificate shall not bear any restrictive legend if in the opinion of counsel for such Holder and the Company such legend is not required in order to establish compliance with any provision of the Act. Notwithstanding the foregoing, each Holder agrees that it will not request that a transfer of the Registrable Securities be made (or that any legend be removed from the certificate evidencing the Registrable Securities) solely in reliance on Rule 144(k) under the Act if as a result of such proposed transfer, the Company would be rendered subject to the reporting requirements of the Exchange Act.

                                                   REGISTRATION RIGHTS AGREEMENT

      9.3 No Right to Delay. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as a result of any controversy under this Agreement.

                                    ARTICLE X

                                  MISCELLANEOUS

      10.1 Assignment. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto and shall be binding upon the parties with respect to shares of capital stock subsequently acquired by any Holder.

      10.2 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the Holders of at least 80% of the then outstanding Registrable Securities and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder the materially increased, except upon the written consent of such Holder.

      10.3 Information Confidential. Each Holder acknowledges that the information received by it pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys) or use such information to the detriment of the Company, except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

      10.4 Further Assurances. The parties hereto shall use their best efforts to do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party may reasonably request in order to carry out the intent and purpose of this Agreement and the consummation of the transactions contemplated hereby and thereby. Neither the Company nor any Holder shall voluntarily undertake any course of action inconsistent with the satisfaction of the requirements applicable to them set forth in this Agreement and each shall promptly do all such acts and take all such measures as may be appropriate to enable them to perform as early as practicable the obligations herein and therein required to be performed by them.

      10.5 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto, the Indemnified Holders, the Company's directors, controlling persons, employees, officers, agents and their respective heirs, successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                                                   REGISTRATION RIGHTS AGREEMENT

      10.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts executed by residents of California and wholly to be performed in California. Each party hereby submits to the exclusive jurisdiction and venue of the Superior Court of the State of California for the City and County of San Francisco or the Federal District Court for the Northern District of California for purposes of any legal or equitable action or proceeding arising out of this Agreement. Each party agrees that service upon such party in any such action or proceeding may be made by first class mail, certified or registered, return receipt requested as provided by the giving of notices in Section 10.8.

      10.7 Titles and Subtitles; Form of Pronouns. The titles of the articles and sections of this Agreement are for convenience only and are not to be considered in construing this Agreement. All pronouns used in this Agreement shall be deemed to include masculine, feminine and neuter forms.

      10.8 Notices. Except as otherwise expressly provided herein, all notices and other communications required or permitted hereunder shall be given in writing and shall be deemed effectively given upon receipted personal delivery (professional courier permissible), United States certified mail delivery or confirmed facsimile transmission to the address set forth with respect to such party on the signature pages of this Agreement (and with copies as indicated thereon), or to such other address as such party shall have given notice of pursuant hereto to the other party or parties.

      10.9 Rights; Severability. Unless otherwise expressly set forth herein, a Holder's rights and obligations hereunder are several rights, not rights jointly held with the other Holders. If one or more provisions of this Agreement are held to be invalid, illegal or unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

      10.10 Delays or Omissions. No delays or omissions to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such nonbreaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

      10.11 Attorneys' Fees. In the event of litigation hereunder, the prevailing party or parties shall be entitled to recover its or their costs of litigation, including reasonable attorneys' fees, in addition to all other relief as may be granted.

                                                   REGISTRATION RIGHTS AGREEMENT

      10.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:                               QUIETPOWER SYSTEMS, INC., a Delaware
                                       corporation



                                       By:
                                          --------------------------------------
                                          Jonathan Charry, President

                                       Address for Notice:

                                       1675 Broadway, Suite 2600
                                       New York, NY  10019
                                       Attn.: President

DAYSTAR:                               DAYSTAR PARTNERS L.P., a California
                                         limited partnership


                                       By: LARRY WELLS CO., INC., its
                                             General Partner

                                       By:
                                          --------------------------------------
                                          Larry Wells, President



                                       Address for Notice:

                                       10600 N. DeAnza Blvd., Suite 215
                                       Cupertino, CA 95014
                                       Attn.: Larry Wells


OTHER LENDERS
                                       -----------------------------------------
                                       Print Name and Address

                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------


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                                                   REGISTRATION RIGHTS AGREEMENT

                                       -----------------------------------------
                                       Print Name and Address

                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------


                                       -----------------------------------------
                                       Print Name and Address

                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------


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                                                   REGISTRATION RIGHTS AGREEMENT